Exhibit 99.2

 Corporate Overview NASDAQ: BSVN    December 31,2018  December 31,2019  $ Change  % Change  Assets  $771 million  $866 million  $96 million  12.4%  Loans  $600 million  $707 million  $107 million  17.9%  Deposits  $676 million  $758 million  $82 million  12.1%  One of the Top Performing Community Banks in the United States(1)Track Record of Strong Profitability and Expense ControlIntense Focus on Underwriting and Asset QualityScalable and Consistently Growing Platform  (1) Best-performing community banks of 2018 under $3B in assets, S&P Global Market Intelligence - https://www.spglobal.com/marketintelligence/en/news-insights/trending/5zt6a8x6w9-uBR3RAAq5xg2  1

 Fourth Quarter & Full Year Accomplishments  Strong Core Earnings  Loan growth generated a higher net interest income, and combined with our stable net interest margin to boost pro forma pre-tax income(2) by $1.0 million YOY, or 4.05%, despite facing a falling interest rate environment and adding two new locations during the year.The Company earned a record $37.8 million in net interest income excluding loan fees in 2019 compared to $34.3 million for 2018(1).Management maintained a stable net interest margin within historical ranges.  All-time Highs & Robust Growth  The Company ended the year with $866.4 million in total assets, $707.3 million in total loans, and $757.5 million in total deposits.Changes from 2018 to 2019: - Total assets increased $95.9 million, or 12.4% - Total loans increased $107.4 million, or 17.9% - Total deposit growth of $81.6 million, or 12.1% - Tangible shareholders’ equity increased $11.8 million, or 13.7%  2  Footprint Expansion  During 4Q, we converted our existing Tulsa LPO to a full-service branch, which was opened in January 2020.Modernized our Oklahoma City corporate headquarters and renovated our Oklahoma City branch into a state-of-the-art banking center.  Capital Management  The Company established a quarterly dividend, which paid 10 cents per share (40 cents per share or 2.1% yield annualized).In addition to the regular quarterly dividend, a special dividend of 40 cents per share (2.1% yield) was declared and paid.  Net interest income excluding fees is a non-GAAP financial measure. See non-GAAP reconciliation table for detailed calculation of this measure. Pro Forma pre-tax income is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See Pro Forma Net Income reconciliation table for detailed calculation of this measure.

Bank7 Corp. Key Statistics

For the Year Ended December 31, 2019

Balance Sheet		
Total assets	$866.4	
Total loans	707.3	
Total deposits	757.5	
Noninterest-bearing deposits	219.2	
Tangible shareholders' equity (1)	98.3	
Profitability		Pro Forma (2)(3)
Net Income (2)(3)	$8.2	$20.0
Efficiency ratio (2)(3)	65.39%	38.26%
Return on average assets (2)(3)	1.03	2.51
Return on average tangible common equity (2)(3)	8.58	20.92
Net interest margin	5.35	
Net interest margin (excluding loan fee income) (4)	4.78	
Loans to deposits	93.4	
Capital Ratios		
Tangible shareholders' equity to tangible assets (1)	11.37%	
Tier 1 leverage ratio (5)	11.65	
Tier 1 risk-based capital ratio (5)	14.28	
Total risk-based capital ratio (5)	15.42	
Asset Quality		
Nonperforming assets to loans and OREO	0.47%	
Nonperforming loans to total loans	0.47	
Allowance for loan losses to total loans	1.11	
Allowance for loan losses to nonperforming loans	235.5	
Net charge-offs to average loans	-0.002	

Total Assets



$563.5
$613.8
$703.6
$770.5
$866.4
2015
2016
2017
2018
2019

After Tax Net Income & EPS (2)(3)



$8.3
$10.4
$14.3
$20.1
Pro Forma
$20.0
$1.96
$8.2
2015
2016
2017
2018
2019
Pro Forma EPS

Dollars are in millions, except earnings per share.
Financial data is as of or for the twelve months ended December 31 of each respective year.

(1) Tangible shareholders' equity and tangible shareholders' equity to tangible assets are non-GAAP financial measures. See non-GAAP reconciliation table for reconciliation to their most comparable GAAP measures.
(2) Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. EPS calculation is based on basic and diluted shares and pro forma net income. Combined federal and state effective tax rates for 2018 and 2019 were 22.2% and 45.5%, respectively.
(3) Pro Forma YTD net income is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See Pro Forma Net Income reconciliation table for detailed calculation of this measure.
(4) Net interest margin (excluding loan fee income) is a non-GAAP financial measure. See non-GAAP reconciliation table for reconciliation to its most comparable GAAP measure.
(5) At December 31, 2019, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.49%, 14.06%, and 15.20% respectively for the Company.

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 Pro Forma Net Income Reconciliation   4  On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.  (1) Due to the Company’s status as a subchapter S corporation for a portion of 2018, this Pro forma income tax expense was adjusted as if the Company were a C Corporation at the estimated tax rates for the period presented. Combined federal and state effective tax rate for 2018 was 22.2%.

Strong Historical Performance

- We continue to produce excellent returns on average assets (ROAA) and also on average tangible common equity (ROATCE). Excluding the one-time non-cash executive stock transaction, pro forma ROAA and ROATCE for the year were 2.51% and 20.7%, respectively.
- We have maintained our excellent efficiency ratio, as highlighted by our low noninterest expense to average assets ratio. Excluding the one-time non-cash executive stock transaction, our pro forma efficiency ratio for the year was 38.3%.

Return on Average Assets (1)(2)


5-year average: 1.96%
1.45%
1.65%
1.78%
2.17%
2.75%
2.51%
Pro Forma
1.03%
2014
2015
2016
2017
2018
2019

Return on Average Tangible Common Equity (1)(2)


5-year average: 22.3%
18.8%
21.1%
21.7%
23.3%
26.4%
20.9%
Pro Forma
8.6%
2014
2015
2016
2017
2018
2019

Efficiency Ratio(2)


51.7%
41.9%
42.3%
37.2%
37.0%
65.4%
38.3%
Pro Forma
2014
2015
2016
2017
2018
2019

Leveraging Our Employee Base(2)


$11.5
$10.0
$8.5
$7.0
$5.5
$4.0
$2.5
$1.0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.29%
2.23%
2.21%
2.05%
3.56%
Actual
2.08%
Pro Forma
$7.5
$8.5
$8.8
$10.7
$11.1
2015
2016
2017
2018
2019
Assets / Full-time equivalent employee
Noninterest expense to average assets

Dollars are in millions
Financial data is as of or for the twelve months ended December 31 of each respective year.
(1) Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.
(2) Pro Forma YTD ROAA, ROATCE, efficiency ratio, and noninterest expense to average assets ratio are non-GAAP financial measures. See non-GAAP reconciliation table for reconciliation to their most comparable GAAP measures.

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Net Income    December 31, 2018    December 31, 2019  Balance Sheet and Earnings Growth  Dollars are in millions, except earnings per share.Financial data is as of or for the years ended December 31, 2019 and 2018.Net income is tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. Tangible book value per share is a non-GAAP financial measure. See Appendix for reconciliation to its most comparable GAAP measure.  Balance Sheet and Earnings Growth  Tangible Book Value Per Share (2)  (1)  For the year, tangible book value per share grew by $1.29, or 15.2%. YOY balance sheet growth remains strong, highlighted by 17.9% of loan growth, deposit growth of 12.1%, 12.4% total asset growth and 13.2% growth in total shareholders’ equity.Excluding the one-time, non-cash executive stock transaction, we grew pre-tax YOY earnings by 4.05% in a falling interest rate environment, despite expenses related to our newly opened Dallas and Tulsa locations, and expenses related to being a public company.  6  Pro Forma

 Net Interest Margin  Financial data is as of or for the twelve months ended December 31 of each respective year, and as of the three months ended December 31, 2019.Net interest margin (excluding loan fee income) is a non-GAAP financial measure. See Appendix for reconciliation to their most comparable GAAP measures.  Net Interest Margin  Net interest margin excluding loan fee income continues to remain well within our historical range.  7

 Allowance for Loan Losses to Total Loans  Nonperforming Assets to Loans and OREO  Asset Quality  Net Charge-Offs to Average Loans  Financial data is as of or for the twelve months ended December 31 of each respective year.   Asset quality remains strong, our quality underwriting and disciplined lending practices continue to produce low levels of nonperforming assets.We continue to maintain a strong loan loss reserve.Net recoveries of $14,000 in 2019.  8

 Diversified Loan Portfolio  Dollars are in millions. Data as of December 31, 2019.  Gross Loan Portfolio Composition by Purpose Type  9

 Deposit Composition  Historical Deposit Growth  Compound Annual Growth Rate = 10.5%  Deposit Composition as of December 31, 2019  84.7% of our loan customers also had a deposit relationship with us as of December 31, 2019.Core Deposits(1)Total organic core deposit growth YOY was $62.9M, or 10.2%.  Core deposits totaled $678.4 million as of December 31, 2019 compared to $615.4 million as of December 31, 2018.  Dollars are in millions.Financial data is as of or for the twelve months ended December 31 of each respective year.(1) We define core deposits as deposits obtained directly from the depositor and exclude deposits obtained from listing services and brokered deposits that are obtained through an intermediary.  28.4%  26.3%  Commentary  10

 Appendix  11

 Bank7 Corp. Financials  Net income and earnings per share are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. EPS calculation is based on diluted shares. Combined federal and state effective tax rates for 2018 and 2019 were 22.2% and 45.5%, respectively. Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to its more comparable GAAP measure. All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 4 of this presentation.  12

 Bank7 Corp. Financials  Return on average assets and shareholders’ equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income.   Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to its more comparable GAAP measure. Ratios are based on Bank level financial information rather than consolidated information. At December 31, 2019 Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.49%, 14.06%, and 15.20% respectively for the Company.All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 4 of this presentation.  13

 Non-GAAP Reconciliations  14

 Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements. Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table on Slide 15 of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.  15